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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: July 19, 1999
                       (DATE OF EARLIEST EVENT REPORTED)

                               foreignTV.com, Inc.
            (Exact name of registrant as specified in its charter)

            Delaware                  000-25667         13-4037641
            --------                  ---------         ----------
  (State or other jurisdiction      (Commission     (I.R.S. Employer
of incorporation or organization)    File Number)   Identification No.)

               162 Fifth Avenue, Suite 1008A, New York, NY 10010
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                   (Address of principal executive offices)

                                 (212) 206-1121
                                 --------------
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
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             (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant.

      On July 19, 1999, Registrant dismissed Martin A. Weiselberg CPA (the "Former Auditor"), as Registrant's independent auditor.

      The Former Auditor's report on the Registrant's financial statements for the period November 12, 1998 (date of inception) to December 31, 1998 (the "Prior Fiscal Period") was qualified in its reference to the uncertainty of Registrant's ability to continue as a going concern. Except as set forth in the preceding sentence, such report contained no adverse opinion and no disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

     Registrant's dismissal of the Former Auditor was approved by Registrant's Board of Directors.

     There were no disagreements between Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Disagreements") during either (i) the Prior Fiscal Period, or (ii) the period January 1, 1999 through July 19, 1999 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreement in connection with its report for the Prior Fiscal Period.

     The Former Auditor has expressed no Disagreement or difference of opinion regarding any of the kinds of events defined as "reportable event" in Item 304(a)(1)(v) of Regulation S-K ("Reportable Events").

     The Registrant has engaged the firm of Radin, Glass, & Co., LLP, Certified Public Accountants (the "New Auditor"), as its independent auditor for Registrant's fiscal year ending December 31, 1999. Registrant did not consult the New Auditor with respect to either (i) the Prior Fiscal Period, (ii) the Interim Period as regards either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on registrant's financial statements, or (iii) any matter that was either the subject of a Disagreement or a Reportable Event.

     The Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

     The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, The Registrant has requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit (i).

Item  7. Financial Statements and Exhibits.
(a)
(b)
(c)  Exhibits.

      i. Letter from Martin A. Weiselberg, CPA to the Securities & Exchange Commission, dated July 19, 1999.